SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 4, 2005

AMERICAN LAND LEASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-1038736
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

29399 US HWY 19 NORTH, SUITE 320, CLEARWATER, FL 33761

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 726-8868

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On February 4, 2005, Crystal Bay, L.L.C. (“Crystal Bay”), borrowed $11,000,000 from Wachovia Bank, N.A. evidenced by a promissory note (the “Note”) that was guaranteed by American Land Lease, Inc. (the “Company”), evidenced by an unconditional guaranty (the “Guaranty”). The Company is the general partner of Asset Investors Operating Partnership, L.P. who owns Crystal Bay. The Note matures on August 4, 2005. Crystal Bay may prepay the principal on the Note at any time without penalty or premium on the last day of any interest period. Interest is payable monthly at a rate per annum equal to 1-month LIBOR plus 2.0% per annum. The Note includes customary events of default including failure to make payments when due, a material breach of a representation or warranty, a cross default with other obligations of the Company to Wachovia, a failure to perform any agreement in the Note, customary bankruptcy events, a material alteration in the capital structure or business and a material adverse change in the business and prospects of Crystal Bay. The borrowings under the Note were used to facilitate the funding of Crystal Bay’s acquisition of approximately 260 acres of land in Micco, Florida for the future development of a land lease community. The Crystal Bay intends to retire the Note with proceeds from longer-term financing and the Company is reviewing financing alternatives. The Note is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Guaranty is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On February 4, 2005, Crystal Bay acquired 260 acres of undeveloped land in Micco, Florida from Gary Coppola and Signature Quality Homes, Inc. for $15,304,000 in cash.

Purchase and sale agreements and related amendments with Gary Coppola and Signature Quality Homes, Inc., respectively, are filed as Exhibits 99.3 and 99.4.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report:

EXHIBIT NO.	DESCRIPTION
99.1	Promissory Note dated February 4, 2005 between Wachovia Bank, National Association, Crystal Bay.

99.2	Unconditional Guaranty dated February 4, 2005 between Wachovia Bank, National Association, and Crystal Bay and the Company.

99.3	Purchase and Sale Agreement with Gary Coppola

99.4	Agreement with Signature Quality Homes, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN LAND LEASE INC.
(Registrant)

By	/s/ Shannon E. Smith
Shannon E. Smith
Chief Financial Officer

Date: February 8, 2005

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Promissory Note dated February 4, 2005 between Wachovia Bank, National Association, and Crystal Bay.

99.2	Unconditional Guaranty dated February 4, 2005 between Wachovia Bank, National Association, Crystal Bay and the Company.

99.3	Purchase and Sale Agreement with Gary Coppola

99.4	Agreement with Signature Quality Homes, Inc.